Utah Department of Commerce
Division of Corporations & Commercial Code
160 East 300 South, 2nd Floor, S.M. Box 146705
Salt Lake City, UT 84114-6705
Phone: (801) 530-4849
Toll Free: (877)526-3994 Utah Residents
Fax: (801) 530-6438
Web Site: http://www.commerce.utah.gov

Registration Number: 959425-0142 June 4, 2007
Business Name: CENTRAL WIRELESS, INC.
Registered Date: MARCH 06, 1987

CERTIFIED COPY OF ARTICLES OF AMENDMENT

THE UTAH DIVISION OF CORPORATIONS AND COMMERCIAL CODE ("DIVISION") HEREBY CERTIFIES THAT THE ATTACHED IS TRUE, CORRECT, AND COMPLETE COPY OF THE ARTICLES OF AMENDMENT OF

CENTRAL WIRELESS, INC.

AS APPEARS OF RECORD IN THE OFFICE OF THE DIVISION.

Kathy Berg
Director
Division of Corporations and Commercial Code

State of Utah
Department of Commerce
Division of Corporations and Commercial Code
I hereby certified that the foregoing has been filed
And approved on this 31st day of MAY 2007
In this office of this Division and hereby issued
this Certificate thereof.
Examiner ______ Date 6/4/07
Kathy Berg
Division Director

959425-0142

EXPEDITE

AMENDMENT

RECEIVED
MAY 3 1 2007
Utah Div. Of Corp. & Comm. Code

AMENDED CERTIFICATE OF DESIGNATIONS, RIGHTS AND PREFERENCES OF SERIES A CONVERTIBLE PREFERRED STOCK OF CENTRAL WIRELESS, INC.

05-31-07P01:36 RCVD

I, Michael Merchant, Chief Executive Officer, President and Director of Central Wireless, Inc., a corporation organized and existing under and by virtue of the Utah Revised Business Corporation Act (the "Corporation"), do hereby certify as follows:

FIRST: That the Certificate of Incorporation of the Corporation (the "Certificate") authorizes the issuance of up to 10,000,000 shares of undesignated Preferred Stock, par value $.01 per share (the "Preferred Stock"), and expressly vests in the Board of Directors of the Corporation the authority provided therein to issue any and all of said shares in one or more series and to establish by resolution or resolutions, the designation, number, full or limited voting powers, or the denial of voting powers, preferences and relative, participating, optional and other special rights and the qualifications, limitations, restrictions and other distinguishing characteristics of each series to be issued.

SECOND: That the Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid and the Utah Revised Business Corporation Act, has adopted the following resolutions:

RESOLVED: That 100 shares of the Corporation's authorized shares of undesignated Preferred Stock, par value $.01 per share, be, and hereby are, designated as Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred"), with such Series A Preferred Stock to have the rights, preferences and terms set forth on Exhibit A attached hereto; that the Certificate of Designations, Rights and Preferences, in the form attached hereto as Exhibit A (the "Certificate of Designations"), be, and hereby is, approved and adopted to effectuate the designation of the Series A Preferred as contemplated herein.

RESOLVED: That the Chief Executive Officer, President, Treasurer and Secretary of the Corporation (the "Proper Officers") be, and each of them acting singly hereby is, authorized and directed to execute, deliver and file with the Secretary of State of Utah the Certificate of Designations and to take all other actions in connection therewith as are necessary, desirable or appropriate for the purpose of effectuating and consummating the foregoing and as shall be required under the Utah Revised Business Corporation Act.

Date: 05/31/2007
Receipt Number: 2142254
Amount Paid: $762.40

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its Chief Executive Officer and President this 12 day of April, 2007.

CENTRAL WIRELESS, INC.

By: ______________________

Name: Michael Merchant

Title: Chief Executive Officer and President

Exhibit A

Central Wireless, Inc.

TERMS OF SERIES A CONVERTIBLE PREFERRED STOCK

The Corporation hereby authorizes the issuance of a series of preferred stock to be called the Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred"). The total number of shares of Series A Preferred that the Corporation shall have the authority to issue is 100. The rights, preferences, powers, privileges and restrictions, qualifications and limitations of the Series A Preferred are as follows:

(a) *Conversion*. The holders of the Series A Preferred shall have the right to and shall be required to convert each share of Series A Preferred stock into 110,737,572 shares of common stock upon the mailing of a Definitive Schedule 14C Information Statement to the Central Wireless Shareholders approving, among other things, that certain share exchange agreement that the Corporation is contemplating entering into with Summit Medical, Inc., pursuant to which Summit Medical, Inc. shall exchange Nineteen Million Five Hundred Thousand One Hundred Sixty (19,500,160) shares of common stock for One Hundred (100) Shares of Series A Convertible Preferred Stock of Central Wireless, Inc

AMENDMENT

State of Utah
Department of Commerce
Division of Corporations and Commercial Code
I hereby certified that the foregoing has been filed and approved on this 18 day of APR 2007
In this office of this Division and hereby issue this Certificate thereof
Examiner Date 4/19/07
Kathy Berg
Division Director

EXPEDITE
959425-0142

CERTIFICATE OF DESIGNATIONS,

RIGHTS AND PREFERENCES OF

SERIES A CONVERTIBLE PREFERRED STOCK

OF CENTRAL WIRELESS, INC.

RECEIVED
APR 18 2007
Utah Div. Of Corp. & Comm. Code

I, Kenneth Brand, Chief Executive Officer, President and Director of Central Wireless, Inc., a corporation organized and existing under and by virtue of the Utah Revised Business Corporation Act (the "Corporation"), do hereby certify as follows:

FIRST: That the Certificate of Incorporation of the Corporation (the "Certificate") authorizes the issuance of up to 10,000,000 shares of undesignated Preferred Stock, par value $.01 per share (the "Preferred Stock"), and expressly vests in the Board of Directors of the Corporation the authority provided therein to issue any and all of said shares in one or more series and to establish by resolution or resolutions, the designation, number, full or limited voting powers, or the denial of voting powers, preferences and relative, participating, optional and other special rights and the qualifications, limitations, restrictions and other distinguishing characteristics of each series to be issued.

04-18-07P03:25 RCVD

SECOND: That the Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid and the Utah Revised Business Corporation Act, has adopted the following resolutions:

RESOLVED: That 100 shares of the Corporation's authorized shares of undesignated Preferred Stock, par value $.01 per share, be, and hereby are, designated as Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred"), with such Series A Preferred Stock to have the rights, preferences and terms set forth on Exhibit A attached hereto; that the Certificate of Designations, Rights and Preferences, in the form attached hereto as Exhibit A (the "Certificate of Designations"), be, and hereby is, approved and adopted to effectuate the designation of the Series A Preferred as contemplated herein.

RESOLVED: That the Chief Executive Officer, President, Treasurer and Secretary of the Corporation (the "Proper Officers") be, and each of them acting singly hereby is, authorized and directed to execute, deliver and file with the Secretary of State of Utah the Certificate of Designations and to take all other actions in connection therewith as are necessary, desirable or appropriate for the purpose of effectuating and consummating the foregoing and as shall be required under the Utah Revised Business Corporation Act.

Date: 04/18/2007
Receipt Number: 2102383
Amount Paid: $715.80

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its Chief Executive Officer and President this 17 day of April, 2007.

CENTRAL WIRELESS, INC.

By: ______________________

Name: Kenneth Brand

Title: Chief Executive Officer ~~and President~~

Exhibit A

Central Wireless, Inc.

TERMS OF SERIES A CONVERTIBLE PREFERRED STOCK

The Corporation hereby authorizes the issuance of a series of preferred stock to be called the Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred"). The total number of shares of Series A Preferred that the Corporation shall have the authority to issue is 100. The rights, preferences, powers, privileges and restrictions, qualifications and limitations of the Series A Preferred are as follows:

(a) *Conversion.* The holders of the Series A Preferred shall have the right to and shall be required to convert each share of Series A Preferred stock into 16,610,635.83 shares of common stock upon the mailing of a Definitive Schedule 14C Information Statement to the Central Wireless Shareholders approving, among other things, that certain share exchange agreement that the Corporation is contemplating entering into with Summit Medical, Inc., pursuant to which Summit Medical, Inc. shall exchange Nineteen Million Five Hundred Thousand One Hundred Sixty (19,500,160) shares of common stock for One Hundred (100) Shares of Series A Convertible Preferred Stock of Central Wireless, Inc.